UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549

                                FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                              May 5, 2010
                           -----------------

                          EnzymeBioSystems
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

              333-160649                        27-0464302
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

             16773 W Park Drive, Chagrin Falls, Ohio   44023
         --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                              (440) 708-0012
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


       --------------------------------------------------------------
       (Former name or former address, if changed, since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  - Other Events

EnzymeBioSystems, (the "Company" or the "Registrant"), filed its initial Registration Statement on Form S-1 with the U. S. Securities and Exchange Commission ("SEC") on July 17, 2009, under CIK Number 0001468135. This original Registration Statement was voluntarily terminated by the Company on September 9, 2009. Subsequently, the Company filed another Registration Statement on Form S-1 on September 28, 2009 under CIK Number 0001471968. This Registration Statement was declared effective on December 18, 2009 and the Company continues to file its current and required reports under CIK Number 0001471968.

Until May 5, 2010, the Company was listed in the EDGAR file system under the two different CIK numbers with similar names. In order to avoid confusion, the Company's name in the terminated listing under CIK number 0001468135, in the EDGAR system has been changed to EnzymeBioSystems/Old and its current registration can be found under CIK Number 0001471968, which accurately states the Company's name as EnzymeBioSystems. This update was initiated to make the Company's filings with the Commission easier to find.

This Current Report on Form 8-K is being filed under both CIK numbers to clarify the Company's listing in the SEC EDGAR file system.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EnzymeBioSytems
                                   ---------------------------
                                           Registrant

                                By: /s/ Ashot Martirosyan
                                ------------------------------------
                                Name:   Ashot Martirosyan
                                Title:  Principal Executive Officer


Dated:  May 6, 2010



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